LEGG MASON FOCUS TRUST, INC.


                    PRIMARY CLASS PROSPECTUS     May 1, 2003


                                      logo


As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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TABLE OF CONTENTS

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
About the fund:


     1                    Investment objective and policies

     3                    Principal risks

     5                    Performance

     7                    Fees and expenses of the fund

     8                    Management


About your investment:


     10                   How to invest

     12                   How to sell your shares

     14                   Account policies

     16                   Services for investors

     18                   Distributions and taxes

     20                   Financial highlights



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[ICON] INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: Maximum long-term capital appreciation with minimum long-term risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible bonds and debentures. Any income realized will be incidental to the fund's objective.

The fund's policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock.

The securities in which the fund invests will generally be listed on a national stock exchange or traded on the over-the-counter market. Under normal circumstances, the adviser expects to concentrate its investments in a limited number of companies. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

The selection of common stocks will be made through an investment strategy referred to as "focus investing," whereby companies are identified and selected as eligible investments by examining all fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis as opposed to technical analysis, which is based on the study of trading volumes and prices. Focus investing is based on the principle that a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The adviser believes that a focus investor should focus on the long-term economic progress of the investment and disregard short-term nuances. The fund will only invest in those companies that, in the adviser's opinion, are undervalued at the time of purchase.

The portfolio manager sells securities when they have realized what the manager believes is their potential value or when the manager believes that they are not likely to achieve that value in a reasonable period of time.

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For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. In addition, the fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when the adviser believes prevailing market conditions call for a defensive posture. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

The fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

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[ICON] PRINCIPAL RISKS

IN GENERAL:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NON-DIVERSIFICATION RISK:

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

MARKET RISK:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

STYLE RISK:

The fund invests in stocks believed by the adviser to be attractively priced relative to their potential value. Such an approach involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks. There is also a risk that other investors will not see the potential value of the issuer, and the security will not realize that potential.

CONVERTIBLE SECURITIES:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of

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time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion or exchange privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller-capitalized companies whose stock prices may be more volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

FOREIGN SECURITIES RISK:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are heightened in investments in securities of issuers located in emerging markets.

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[ICON] PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.


   YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES)(%):


      1996              1997             1998             1999            2000             2001             2002
--------------------------------------------------------------------------------------------------------------------
     17.14%            29.10%           41.17%           18.59%         (22.54)%          (6.58)%         (9.06)%
--------------------------------------------------------------------------------------------------------------------

                      During the past seven calendar years:

                                            QUARTER ENDED           TOTAL RETURN
                                            -------------           ------------
     Best quarter:                          December 31, 1998          36.94%
     Worst quarter:                         September 30, 2001        (23.51)%

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                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

FOCUS TRUST - PRIMARY CLASS                           1 YEAR         FIVE YEARS          LIFE OF FUND
-------------------------------------------------------------------------------------------------------
Return Before Taxes                                   (9.06)%            2.00%             8.50%(a)
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                   (9.06)%            1.80%             8.22%(a)
-------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                   (5.56)%            1.62%             7.08%(a)
and Sale of Fund Shares
-------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,       (22.10)%           (0.59)%            9.02%(b)
expenses or taxes)(c)
-------------------------------------------------------------------------------------------------------

     (a) April 17, 1995 (commencement of operations) to December 31, 2002.
     (b) April 30, 1995 to December 31, 2002.
     (c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

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[ICON] FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets thereby lowering the fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                             PRIMARY CLASS SHARES
              -------------------------------------------------------------------
              Management Fees                                        0.70%
              Distribution and/or Service (12b-1) Fees               1.00%
              Other Expenses                                         0.36%
              -------------------------------------------------------------------
              Total Annual Fund Operating Expenses(a)                2.06%
              -------------------------------------------------------------------

(a) The fund's manager has voluntarily agreed to waive fees so that operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.90% of the fund's average daily net assets until April 30, 2004. This voluntary waiver is currently expected to continue until April 30, 2004, but may be terminated at any time. With the waiver, management fees, 12b-1 fees and total annual fund operating expenses for the fund were 0.54%, 1.00% and 1.90%, respectively, for the fiscal year ended December 31, 2002.

EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

            1 YEAR    3 YEARS    5 YEARS    10 YEARS
          --------------------------------------------
            $  209    $   646    $ 1,108    $  2,390
          --------------------------------------------

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[ICON] MANAGEMENT

MANAGER, ADVISER AND ADMINISTRATOR:

Legg Mason Funds Management, Inc. ("LMFM" or "adviser") is the fund's investment adviser and manager. LMFM is responsible for making investment decisions for the fund, including placing orders to buy, sell or hold a particular security. For its services during the fiscal year ended December 31, 2002, the fund paid LMFM a fee equal to 0.54% of its average daily net assets. LMFM had aggregate assets under management of approximately $14.8 billion as of December 31, 2002.

LMFM has delegated certain administrative responsibilities for the fund to Legg Mason Fund Adviser, Inc. ("LMFA"). LMFM pays LMFA a fee calculated daily and paid monthly of 0.05% of the average daily net assets of the fund.

LMFM and LMFA are each located at 100 Light Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGEMENT:

Robert G. Hagstrom, Jr., Senior Vice President of LMFM, serves as portfolio manager of the fund. He has been primarily responsible for overseeing all investments made by the fund since its inception on April 17, 1995. Mr. Hagstrom also serves as President and Chief Investment Officer of Legg Mason Focus Capital, Inc., a Legg Mason subsidiary that manages high net worth accounts. Prior to joining Legg Mason in 1998, he was General Partner of Focus Capital Advisory, L.P., the assets of which were purchased by LMFA. Mr. Hagstrom holds the Chartered Financial Analyst designation and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia. He is well known for his best-selling book, THE WARREN BUFFET WAY: INVESTMENT STRATEGIES OF THE WORLD'S GREATEST INVESTOR. Mr. Hagstrom has written other popular books including: THE NASCAR WAY: THE BUSINESS THAT DRIVES THE SPORT; THE WARREN BUFFET PORTFOLIO: MASTERING THE POWER OF THE FOCUS INVESTMENT STRATEGY;

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THE ESSENTIAL BUFFETT: TIMELESS PRINCIPLES FOR A NEW ECONOMY; LATTICEWORK: THE
NEW INVESTING; and THE DETECTIVE AND THE INVESTOR.

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under Rule 12b-1 that allows it to pay fees for the sale of its Primary Class shares and for services provided to Primary Class shareholders. Under the plan, the fund may pay Legg Mason an annual distribution fee equal to 0.75% of the fund's average daily net assets attributable to Primary Class shares and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. The fees are calculated daily and paid monthly.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of the fund. Legg Mason pays these brokers up to 90% of the distribution and service fees that it receives from the fund for those sales.

LMFM, LMFA and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

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[ICON] HOW TO INVEST

To open a regular, retirement or Coverdell education savings account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS") or another entity that has entered into an agreement with the fund's distributor to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Retirement accounts include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason Financial Advisor, FIS, or other entity offering the fund's shares to discuss which type of account might be appropriate for you. To view additional information regarding each type of account, visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE ADDITIONAL SHARES OF THE FUND:

   IN PERSON            Give your financial adviser a check for $100 or more
                        payable to Legg Mason Wood Walker, Incorporated.

   MAIL Mail your check payable to Legg Mason Wood Walker, Incorporated, for $100 or more to your financial adviser or to Legg Mason Funds Investor Services at P.O. Box 17023, Baltimore, MD 21297-0356.

   TELEPHONE            Call your financial adviser or FIS at 1-800-822-5544 to
   OR WIRE              transfer available cash balances in your brokerage
                        account or to transfer money from your bank directly.
                        Wire transfers may be subject to a service charge by your bank.

   INTERNET OR          FIS clients may purchase shares of the fund through Legg
   TELEFUND             Mason's Internet site at www.leggmasonfunds.com or
                        through a telephone account management service, TELEFund, at 1-877-6-LMFUNDS.

   AUTOMATIC            Arrangements may be made with some employers and
   INVESTMENTS          financial institutions for regular automatic monthly
                        investments of $50 or more in shares of the fund. You may also reinvest dividends from certain unit investment trusts or other Legg Mason funds in shares of the fund.

   FUTURE FIRST(R)      Contact a Legg Mason Financial Advisor or FIS to enroll
   SYSTEMATIC           in Legg Mason's Future First(R) Systematic Investment
   INVESTMENT PLAN      Plan. Under this plan, you may arrange for automatic
                        monthly investments in the fund of $50 or more. The transfer agent will transfer funds monthly from your Legg Mason account or from your checking/savings account to purchase shares of the fund.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

The fund currently offers two classes of shares: Primary Class and Institutional Class shares. Each class is subject to different expenses and a different sales charge structure. Institutional Class shares, which are offered through a separate prospectus only to certain investors, are not subject to a Rule 12b-1 fee.

[ICON] HOW TO SELL YOUR SHARES

YOU MAY USE ANY OF THE FOLLOWING METHODS TO SELL SHARES OF THE FUND:

   TELEPHONE            Call your Legg Mason Financial Advisor or FIS at
                        1-800-822-5544 or other entity through which you hold shares to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.

                        Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $20. For wire transfers, be sure that your financial adviser has your bank account information on file.

   INTERNET OR          FIS clients may request a redemption of fund shares
   TELEFUND             through Legg Mason's Internet site at
                        www.leggmasonfunds.com or through TELEFund at
                        1-877-6-LMFUNDS.

   MAIL                 Send a letter to your financial adviser or to Legg
                        Mason Funds Investor Services at P. O. Box 17023, Baltimore, MD 21297-0356 requesting redemption of your shares. The letter should be signed by all of the owners of the account. Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers.

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held responsible for losses in your account if an unauthorized person fraudulently gains access through the telephone or Internet.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. You will normally receive the proceeds within a week.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such securities may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

[ICON] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per Primary Class share is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Securities with remaining maturities of 60 days or less are valued at amortized cost.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

The fund reserves the right to:

- refuse any client, reject any order for shares or suspend the offering of shares for a period of time;

-    change its minimum investment amounts; and

- delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[ICON] SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the fund for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive a confirmation from Legg Mason after each transaction involving Primary Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each such withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:

Primary Class shares of the fund may be exchanged for Primary Class shares of any of the other Legg Mason funds and for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TELEFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of the fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Purchases of fund shares should be made for long-term investment purposes. The fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

The fund reserves the right to:

     - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

     - terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[ICON] DISTRIBUTIONS AND TAXES

The fund declares and pays any dividends from its net investment income, if any, annually.

The fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in additional Primary Class shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next distribution is to be paid. You may also request that your dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund or Royce Total Return Fund, provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Primary Class shares of the fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

As required by law, the fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund also is required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[ICON] FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the fund's annual reports. The fund's annual reports are available upon request by calling toll-free 1-800-822-5544.



                                                           YEARS ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------
                                    2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year              $    18.88      $    20.21      $    26.09      $    22.00      $    16.32
Investment operations:
  Net investment income/(loss)        (0.11)(A)       (0.19)(A)       (0.26)(A)       (0.15)(A)       (0.06)(A)
  Net realized and unrealized
    gain(loss) on investments         (1.60)          (1.14)          (5.62)           4.24            6.68
                                 ------------------------------------------------------------------------------
  Total from investment
    operations                        (1.71)          (1.33)          (5.88)           4.09            6.62
                                 ------------------------------------------------------------------------------
Distributions:
  From net realized gain on
    investments                          --              --              --              --           (0.94)
                                 ------------------------------------------------------------------------------
  Total distributions                    --              --              --              --           (0.94)
                                 ------------------------------------------------------------------------------
Net asset value,
  end of year                    $    17.17      $    18.88      $    20.21      $    26.09      $    22.00
                                 ==============================================================================
Ratios/supplemental data:
  Total return                        (9.06)%         (6.58)%        (22.54)%         18.59%          41.47%
  Expenses to average net
    assets                             1.90% (A)       1.90% (A)       1.90% (A)       1.90% (A)       1.93% (A)
  Net investment income/(loss)
    to average net assets             (0.79)%(A)      (0.93)%(A)      (0.96)%(A)      (0.91)%(A)      (0.89)%(A)
  Portfolio turnover rate                71%             63%             69%             14%             21%
  Net assets, end of year
    (in thousands)               $  137,188      $  134,641      $  170,882      $  275,624      $   47,089


(A) Net of fees waived by LMFM pursuant to a voluntary expense limitation of 2.00% of average daily net assets through June 30, 1998, and 1.90% through April 30, 2003. If no fees had been waived by LMFM, the annualized ratio of expenses to average net assets would have been as follows: for the years ended December 31, 2002, 2.06%; 2001, 1.97%; 2000, 1.93%; 1999, 1.93%; and
     1998, 2.71%.

LEGG MASON FOCUS TRUST, INC.

The following additional information about the fund is available upon request and without charge:


STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies.


ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:
-    call toll-free 1-800-822-5544
-    visit us on the Internet via www.leggmasonfunds.com
-    write to us at: Legg Mason Funds Investor Services
                     100 Light Street, P.O. Box 17023
                     Baltimore, Maryland 21297-0356

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-091                                                SEC File Number: 811-8966